                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, and all amendments or supplements (if any) thereto, granting unto said attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand this 21st day of March, 1997.



                                                 /s/ Robert W. Fiondella

                                                 Robert W. Fiondella

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, and all amendments or supplements (if any) thereto, granting unto said attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand this 21st day of March, 1997.



                                                 /s/ Franklin D. Haftl

                                                 Franklin D. Haftl

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, and all amendments or supplements (if any) thereto, granting unto said attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand this 21st day of March, 1997.



                                                 /s/ Bernard Kelly

                                                 Bernard Kelly

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, and all amendments or supplements (if any) thereto, granting unto said attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand this 21st day of March, 1997.



                                                 /s/ Wendy Luscombe

                                                 Wendy Luscombe

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, and all amendments or supplements (if any) thereto, granting unto said attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand this 21st day of March, 1997.



                                                 /s/ Edward P. Lyons

                                                 Edward P. Lyons

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, and all amendments or supplements (if any) thereto, granting unto said attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand this 21st day of March, 1997.



                                                 /s/ Philip R. McLoughlin

                                                 Philip R. McLoughlin

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, and all amendments or supplements (if any) thereto, granting unto said attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand this 21st day of March, 1997.



                                                 /s/ David W. Searfoss

                                                 David W. Searfoss

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, and all amendments or supplements (if any) thereto, granting unto said attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand this 21st day of March, 1997.



                                                 /s/ Donald H. Trautlein

                                                 Donald H. Trautlein

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, and all amendments or supplements (if any) thereto, granting unto said attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF I have hereunto set my hand this 21st day of March, 1997.



                                                 /s/ Wilson Wilde

                                                 Wilson Wilde